Exhibit 10.76

AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

This Amendment to Distribution Service Agreement is entered into effective as of December 2, 2010 (subject to Section 2 below) by and between The Pantry, Inc.

(''The Pantry"), and McLane Company, Inc. (“McLane"), and amends the Distribution

Service Agreement between them dated August 1, 2008 (the "Agreement").

1. Defined Terms. Each capitalized term used in this amendment without definition has the meaning -given to that term in the Agreement.

2.                      Conditional Nature of Amendment. This amendment shall take effect only upon the closing of the acquisition by The Pantry of 47 locations from Presto Convenience Stores LLC in the states of Kansas and Missouri.

3. Amendment of Agreement. Effective as of the date first written above, Exhibit B to the Agreement is amended by adding the following two lines to the rebate table set forth in Section 1 of that exhibit:

STATE	BRANDED	GENERIC	VALUE	PRIVATE LABEL
Kansas	[***]	[***]	[***]	[***]
Missouri	[***]	[***]	[***]	[***]

    4.     Miscellaneous.

(a) This amendment is limited as specified and does not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by this amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

(b) This amendment may be executed in counterparts, each of which is to be deemed an original, and all of which constitute one and the same instrument.

(c) The laws of the state of Texas, other than its conflict of law rules, govern this amendment.

The parties have entered into this amendment as of the date first written above.

The Pantry, Inc. By: /s/ Mark Bierley Name: Mark Bierley Title: CFO Date: _2/1/12__________________	McLane Company, Inc. By: /s/ Stuart Clark Name: Stuart Clark Title: Sr. VP., Sales & Marketing Date: _2/7/12__________________

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.